TheRetirementSolution.com, Inc. Reports Financial Results for the Full Year ending March 31, 2008 and also Reports First Quarter Financial Results as at June 30, 2008.

New York, NY (August 20, 2008) - The Retirement Solution.com, Inc. (OTCBB:TRES), a provider of online investor products and services, reported financial results for its fourth quarter and year ended March 31, 2008, and for its first quarter ended June 20, 2008. The company provides investor education and other services to entry level investors, active investors in the on-line brokerage sector and higher-end users of financial information, services and financial news.

 Consolidated audited financial results for the year ending March 31, 2008:

•	Revenue of $971,520 from investor training and subscription services, a ten-fold increase from the prior year
•	Non-GAAP Sales Transaction Volume ("STV") of $1,741,189 compared to $97,543 in the prior year
•	Net loss of ($7,374,409) compared to a net loss of ($5,751,024) in the prior year.
•	Cash Flow from (used in) Operations of ($2,002,429) compared to ($1,252,462) in the prior year.

Consolidated unaudited financial results for the fourth quarter ending March 31, 2008:

•	Revenues of $951,693 from investor training and subscription services, compared to revenues of $77,716 from the prior fourth quarter.
•	Non-GAAP Sales Transaction Volume ("STV") of $1,741,189 compared to $$77,716 in the prior fourth quarter
•	Net loss of ($2,532,560) compared to a net loss of ($2,808,257) in the prior fourth quarter. .
•	Cash Flow from (used in) Operations of ($157,635) compared to ($608,888) in the prior year’s fourth quarter.

Consolidated unaudited financial results for the first quarter ending June 30, 2008:

• Revenues of $924,857 from investor training and subscription services, compared to
$14,385 in the same quarter last year
• Non-GAAP Sales Transaction Volume ("STV") of $715,585 compared to $14,385 in the same last year
• Net loss of ($2,441,867) compared to a net loss of ($2,854,877) in the prior first quarter ended
June 30, 2007.
• Cash Flow from (used in) Operations of ($92,853) compared to a ($1,088,327) in the prior year’s first quarter ended June 30, 2007.

The majority of reported losses stemmed from non cash charges. In the June 2008 quarter, the charges reported relate to the value of options issued for services of $206,100, recognition of an imbedded beneficial conversion of convertible debentures of $353,775, stock issued for services of $1,070,000, and amortization and depreciation expense of $234,534.

During fiscal 2008, the company acquired two companies, Razor Data LLC and Investment Tools & Training which now account for over 90% of its revenue.

Nicholas S. Maturo, CEO of The Retirement Solution, said: “In this challenging economic climate, we are encouraged by our co-marketing success to date and by our customers’ acceptance of our products and services. In the coming quarters we plan to initiate our own direct marketing campaigns in addition to scaling up our co-marketing activities as we attract new partners.”

Full results for the year are reported in TheRetirementSolution.com, Inc. Form 10-K filed with the U.S. Securities and Exchange Commission on August 14, 2008.

Full results for the first quarter are reported in TheRetirementSolution.com, Inc. Form 10-Q filed with the U.S. Securities and Exchange Commission on August 19, 2008.

The Form 10-Q is available at the SEC’s website: http://www.sec.gov and at the Company’s website: http://www.theretirementsolution.com.

The Company’s website for Investment Tools and Training is http://www.investview.com/ and for Razor Data is http://www.razordata.com/

CERTAIN STATEMENTS IN THIS ANNUAL REPORT MAY CONSTITUTE “FORWARDLOOKING STATEMENTS”. WHEN THE WORDS “BELIEVES,” “EXPECTS,” “PLANS,” “PROJECTS,” “ESTIMATES” AND SIMILAR EXPRESSIONS ARE USED, THEYIDENTIFY FORWARDLOOKING STATEMENTS. THESE FORWARD-LOOKINGSTATEMENTS ARE BASED ON MANAGEMENT’S CURRENT BELIEFS AND ASSUMPTIONS AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT AND INVOLVE KNOWN AND UNKNOWN RISKS,
UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. INFORMATION CONCERNING FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS CAN BE FOUND IN OUR PERIODIC REPORTS
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO PUBLICLY RELEASE REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES OR REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Contact:	William Kosoff
TheRetimentSolution.com, Inc.
212-227-2242 ext. 102
bkosoff@theretirementsolution.com

Bev Jedynak
Martin E. Janis & Company, Inc.
312-943-1123
bjedynak@janispr.com